UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2006

Commission File Number: 333 - 118398

SOUND REVOLUTION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(state or other jurisdiction of incorporation or organization)

1511 West 40th Avenue, Vancouver, British Columbia, Canada V6M 1V7
(Address of principal executive offices)

(604) 780-3914
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

On December 1, 2006, Sound Revolution Inc. appointed John Mulvihill to join its Board of Advisors to provide advice and guidance to the company from the perspective of a beneficiary charity. John Mulvihill is presently the Deputy Secretary General, Development of the Canadian Red Cross, reporting directly to the CEO.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. - NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2006	SOUND REVOLUTION INC.
(Registrant)

	By:	/s/ Penny Green
Penny Green, Director, Chair of the Board,
President, Chief Executive Officer,
Chief Financial Officer, Principal Accounting
Officer